UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

FS Specialty Lending Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 15, 2025, the board of trustees (the “Board”) of FS Specialty Lending Fund (the “Fund”) declared a cash distribution.  The cash distribution will be in the amount and paid on or about the payment date set forth below to shareholders of record as of the record date set forth below.

Record Date	Payment Date	Distribution Amount
October 17, 2025	October 20, 2025	$0.6024

Certain Information About Distributions

The determination of the tax attributes of the Fund’s distributions will be made annually as of the end of the Fund’s fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on an interim basis may not be representative of the actual tax attributes for a full year. The Fund intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on Form 1099-DIV. The payment of future distributions on the Fund’s common shares is subject to the discretion of the Board and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies. The Fund has not established limits on the amount of funds it may use from available sources to make distributions. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Item 7.01.	Regulation FD Disclosure.

Investor Presentation

In connection with the expected merger of the Fund with and into New FS Specialty Lending Fund (the “Successor Fund”), a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the subsequent expected listing of the common shares of beneficial interest of the Successor Fund on a national securities exchange in mid-November 2025, subject to market conditions and final approval by the Fund’s board of trustees, on October 20, 2025, the Fund published an investor presentation, a copy of which is furnished as Exhibit 99.1. There can be no assurance that the Fund will be able to complete the listing in the expected timeframe or at all. Except as may be required by federal securities laws, the Fund undertakes no duty or obligation to update or revise the information contained in these exhibits.

The information in this Item 7.01 is deemed to have been furnished to, and shall not be deemed to be “filed” with, the U.S. Securities and Exchange Commission.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund, including but not limited to, anticipated distribution rates and liquidity events. Words such as “intends,” “will,” “believes,” “expects,” “projects,” “future” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy due to geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to complete the reorganization, complete the listing of the common shares on a national securities exchange, the price at which the common shares may trade on a national securities exchange, and failure to list the common shares on a national securities exchange, and such other factors that are disclosed in the Fund’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with approval by shareholders of the Fund of the Reorganization, which occurred at a shareholder meetings held on September 26, 2025 and adjourned to October 14, 2025, the Successor Fund filed with the SEC solicitation materials in the form of a joint proxy statement/prospectus included in an effective registration statement on Form N-14 (File No. 333-286859), which joint proxy statement/prospectus was mailed to shareholders of the Fund. Information regarding the identity of potential participants in such solicitation, and their direct or indirect interests in the Fund, by security holdings or otherwise, were set forth in the definitive joint proxy statement/prospectus and the proxy statement and any other materials filed with the SEC in connection with the Fund's 2024 annual meeting of shareholders. The proxy statement/prospectus and other relevant documents filed with the SEC contain important information about the Reorganization, the Fund and the Successor Fund. Free copies of the joint proxy statement/prospectus and other documents are available on the SEC's web site at www.sec.gov.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Specialty Lending Fund

Date:	October 20, 2025	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel